UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2014

SOUTHCORP CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-21155	46-5429720
(Commission File No.)	(IRS Employer Identification No.)

205 Ave Del Mar #984
San Clemente, CA 92674
(Address of principal executive offices) (zip code)

(949) 461-1471
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure.

See the disclosure under Item 8.01 of this Current Report on Form 8-K.

Item 8.01 Other Events.

The Company has begun developing a site plan for its 1.4 acre parcel located in Indiana. The Company is expecting the site plan to include 30+ apartments. The Company has begun discussions with architects to create the site plan to conform to the requirements of Section 8 housing voucher program of Department of Housing and Urban Development.

The Company expects to begin the site plan on its 1 acre parcel in the next 8-10 weeks. The 1 acre parcel site plan will be for mixed used with retail spaces located on the ground floor and residential units on the floors above.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SouthCorp Capital, Inc.

Dated: October 8, 2014	By:	/s/ Joseph Wade
	Name:	Joseph Wade
	Title:	CEO

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